Restructuring	12 Months Ended
Dec. 31, 2020
Restructuring
Restructuring

17.  Restructuring

On April 21, 2020, Management committed to a restructuring plan in response to the changes in business and economic conditions arising as a result of the COVID-19 pandemic. The plan was designed to support the Company’s long-term financial resilience, simplify its operations, strengthen its competitive positioning and better serve its customers. As a result of the plan, the Company recognized restructuring charges of $0.1 million, $0.1 million, $0.2 million, and $0.1 million in cost of revenue, technology and development, sales and marketing, and general and administrative, respectively, in the consolidated statement of operations and comprehensive loss during the year ended December 31, 2020. Restructuring costs recognized and paid during the year ended December 31, 2020 included the following (in thousands):

Severance payments	$409
Legal costs	13
Office closure and relocation	3
$425

As part of the restructuring plan, the Company issued 2,721,465 options to purchase A Ordinary Shares during the year ended December 31, 2020 with a grant date fair value of $0.3 million. Due to the options only vesting and becoming exercisable upon an Exercisable Event, no share-based compensation expense was recognized during year ended December 31, 2020. The unrecognized compensation cost will be recognized upon an Exercisable Event becoming probable of occurring. See Note 10 for information on share-based compensation.